Exhibit 10.1
SECOND AMENDMENT TO THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT
     THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of September 7, 2010, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).
RECITALS
     1. The Seller, Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of April 13, 2009 (as amended through the date hereof, the “Agreement”);
     2. Concurrently herewith, the Seller, the Servicer, each Purchaser and each Purchaser Agent are entering into that certain Purchaser Group Fee Letter (the “Purchaser Group Fee Letter”), dated as of the date hereof.
     3. The parties hereto desire to amend the Agreement as hereinafter set forth.
     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
     1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.
     2. Amendments to the Agreement. The Agreement is hereby amended as follows:
     (a) The following defined terms set forth in Schedule V to the Agreement are hereby deleted: (a) “2005 Convertible Debentures” and (b) “2006 Convertible Debentures”.
     (b) Schedule V to the Agreement is hereby amended by inserting the following new defined term in appropriate alphabetical order:
     “Bond Indebtedness” means obligations evidenced by notes, bonds, debentures or similar instruments.
     (c) The definition of “Fixed Charges” set forth in Schedule V to the Agreement is hereby replaced in its entirety with the following:

     “Fixed Charges” means, with respect to any Person for any fiscal period, (a) the aggregate of all cash Interest Expense paid or accrued during such period, plus (b) scheduled payments of principal with respect to Indebtedness during such period (it being understood that optional payments of principal, or amounts paid in connection with the exercise of call rights or open market or negotiated purchases, by WESCO Distribution or Holdings with respect to Bond Indebtedness during such period shall not constitute “scheduled payments” as used in this clause (b)), plus (c) cash payments in respect of earn out agreements, plus (d) Capital Expenditures during such period (provided however, that up to $2,500,000 of net cash proceeds from any sale of real property during such period shall be excluded so long as such net cash proceeds are used to make Capital Expenditures), plus (e) cash dividends or other cash distributions paid, payable or declared in respect of equity interests during such period (excluding in all cases cash distributions by WESCO Distribution to Holdings to permit Holdings to repurchase or to repay, in either case, as an optional prepayment by Holdings as a result of the exercise of a put option by holders, or as the result of an exercise of call rights or open market or negotiated purchases by Holdings, with respect to any Bond Indebtedness) plus, (f) cash Taxes paid or payable during such period, plus (g) any cash paid or payable in connection with the repurchase of Holding’s publicly traded common Stock. For the avoidance of doubt, cash distributed by WESCO Distribution to Holdings to permit Holdings to repurchase or repay, in either case, as an optional prepayment by Holdings as a result of the exercise of a put option by holders or Holdings (including call rights) to effect such repurchase or repayment or to fund open market or negotiated purchases by Holdings, with respect to any Bond Indebtedness shall not be included in amounts added in the calculation of Fixed Charges pursuant to the terms of clause (e) above.
     (d) Clause (c) of the definition of “Indebtedness” set forth in Schedule V to the Agreement is hereby replaced in its entirety with the following:
     (c) all Bond Indebtedness,
     (e) Schedule IV to the Agreement is hereby replaced in its entirety as attached hereto.
     (f) Schedule VII to the Agreement is hereby replaced in its entirety as attached hereto.
     (g) Each reference to “Wachovia Bank, National Association” or “Wachovia” (however defined or referenced) in the Agreement or any other Transaction Document shall be deemed to be a reference to “Wells Fargo Bank, National Association” or “Wells”, as applicable.

2

     3. Representations and Warranties. The Seller and Servicer hereby represent and warrant to each of the parties hereto as follows:
     (a) Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.
     (b) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
     4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. On and after the Effective Date (as defined below), all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
     5. Effectiveness. This Amendment shall become effective as of the date hereof (the “Effective Date”) subject to the conditions precedent that (i) the Administrator receives each of the following: (A) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion, (B) counterparts of the Purchaser Group Fee Letter (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance satisfactory to the Administrator in its sole discretion and (C) such other agreements, documents and instruments as the Administrator shall request and (ii) the Structuring Fee (under and as defined in the Purchaser Group Fee Letter) shall have been paid in full in accordance with the terms of the Purchaser Group Fee Letter.
     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
     7. Governing Law; Jurisdiction.
     7.1 THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
     7.2 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM

3

EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
     8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

WESCO RECEIVABLES CORP.
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

WESCO DISTRIBUTION, INC., as Servicer
By:	/s/ Daniel A. Brailer
	Name:	Daniel A. Brailer
	Title:	Treasurer

SECOND AMENDMENT
TO WESCO 3RD A&R RPA

PNC BANK, NATIONAL ASSOCIATION, as Administrator
By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

SECOND AMENDMENT
TO WESCO 3RD A&R RPA

THE CONDUIT PURCHASERS AND THE PURCHASER AGENTS: MARKET STREET FUNDING LLC, as a Conduit Purchaser
By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street Funding LLC
By:	/s/ William P. Falcon
	Name:	William P. Falcon
	Title:	Vice President

SECOND AMENDMENT
TO WESCO 3RD A&R RPA

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Conduit Purchaser
By:	/s/ William P. Rutkowski
	Name:	William P. Rutkowski
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Wells Fargo Bank, National Association
By:	/s/ William P. Rutkowski
	Name:	William P. Rutkowski
	Title:	Vice President

SECOND AMENDMENT
TO WESCO 3RD A&R RPA

FIFTH THIRD BANK, as a Conduit Purchaser
By:	/s/ Andrew D. Jones
	Name:	Andrew D. Jones
	Title:	Vice President

FIFTH THIRD BANK, as Purchaser Agent for Fifth Third Bank
By:	/s/ Andrew D. Jones
	Name:	Andrew D. Jones
	Title:	Vice President

SECOND AMENDMENT
TO WESCO 3RD A&R RPA

U.S. BANK NATIONAL ASSOCIATION, as a Conduit Purchaser
By:	/s/ Matthew Kasper
	Name:	Matthew Kasper
	Title:	Relationship Manager

U.S. BANK NATIONAL ASSOCIATION, as Purchaser Agent for U.S. Bank National Association
By:	/s/ Matthew Kasper
	Name:	Matthew Kasper
	Title:	Relationship Manager

SECOND AMENDMENT
TO WESCO 3RD A&R RPA

THE PRIVATEBANK AND TRUST COMPANY, as a Conduit Purchaser
By:	/s/ Tim Roberts
	Name:	Tim Roberts
	Title:	Officer

THE PRIVATEBANK AND TRUST COMPANY, as Purchaser Agent for The PrivateBank and Trust Company

By:	/s/ Tim Roberts
	Name:	Tim Roberts
	Title:	Officer

SECOND AMENDMENT
TO WESCO 3RD A&R RPA

THE HUNTINGTON NATIONAL BANK, as a Conduit Purchaser
By:	/s/ Chad A. Lowe
	Name:	Chad A. Lowe
	Title:	AVP

THE HUNTINGTON NATIONAL BANK, as Purchaser Agent for The Huntington National Bank
By:	/s/ Chad A. Lowe
	Name:	Chad A. Lowe
	Title:	AVP

SECOND AMENDMENT
TO WESCO 3RD A&R RPA

THE RELATED COMMITTED PURCHASERS: PNC BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser for Market Street Funding LLC
By:	/s/ David B. Thayer
	Name:	David B. Thayer
	Title:	Vice President

SECOND AMENDMENT
TO WESCO 3RD A&R RPA

FIFTH THIRD BANK, as a Related Committed Purchaser for Fifth Third Bank
By:	/s/ Andrew D. Jones
	Name:	Andrew D. Jones
	Title:	Vice President

SECOND AMENDMENT
TO WESCO 3RD A&R RPA

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser for Wells Fargo Bank, National Association
By:	/s/ William P. Rutkowski
	Name:	William P. Rutkowski
	Title:	Vice President

SECOND AMENDMENT
TO WESCO 3RD A&R RPA

U.S. BANK NATIONAL ASSOCIATION, as a Related Committed Purchaser for U.S. Bank National Association
By:	/s/ Matthew Kasper
	Name:	Matthew Kasper
	Title:	Relationship Manager

SECOND AMENDMENT
TO WESCO 3RD A&R RPA

THE PRIVATEBANK AND TRUST COMPANY, as a Related Committed Purchaser for The PrivateBank and Trust Company
By:	/s/ Tim Roberts
	Name:	Tim Roberts
	Title:	Officer

SECOND AMENDMENT
TO WESCO 3RD A&R RPA

THE HUNTINGTON NATIONAL BANK, as a Related Committed Purchaser for The Huntington National Bank
By:	/s/ Chad A. Lowe
	Name:	Chad A. Lowe
	Title:	AVP

SECOND AMENDMENT
TO WESCO 3RD A&R RPA

SCHEDULE IV
NOTICE INFORMATION
WESCO RECEIVABLES CORP.,
as Seller
Address:
225 West Station Square Drive
Suite 700
Pittsburgh, Pennsylvania 15219
Attention: Vice President and Treasurer
Telephone: (412) 454-4220
Facsimile: (412) 454-2595
WESCO DISTRIBUTION, INC.,
as Servicer
Address:
225 West Station Square Drive
Suite 700
Pittsburgh, Pennsylvania 15219
Attention: Vice President and Treasurer
Telephone: (412) 454-4220
Facsimile: (412) 454-2595
PNC BANK, NATIONAL ASSOCIATION,
as Administrator
PNC Bank, National Association
One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
Attention: William Falcon
Telephone No.: (412) 762-5442
Facsimile No.: (412) 762-9184
MARKET STREET FUNDING LLC,
as a Conduit Purchaser
Address:
Market Street Funding LLC
c/o AMACAR Group, L.L.C.

Schedule IV-1

6525 Morrison Blvd., Suite 318
Charlotte, North Carolina 28211
Attention: Douglas K. Johnson
Telephone No.: (704) 365-0569
Facsimile No.: (704) 365-1362
With a copy to:
PNC Bank, National Association
One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
Attention: William Falcon
Telephone No.: (412) 762-5442
Facsimile No.: (412) 762-9184
PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for Market Street Funding LLC
PNC Bank, National Association
One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
Attention: William Falcon
Telephone No.: (412) 762-5442
Facsimile No.: (412) 762-9184
PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for Market Street
Funding LLC
Address:
One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
Attention: William Falcon
Telephone No: (412) 762-5442
Facsimile No.: (412) 762-9184

Schedule IV-2

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Conduit Purchaser
Address:
6 Concourse Parkway
Suite 1450
Atlanta, Georgia 30328
Attention: William P. Rutkowski
Telephone No.: (404) 732-0816
Facsimile No.: (404) 732-0802
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for Wells Fargo Bank, National Association
Address:
6 Concourse Parkway
Suite 1450
Atlanta, Georgia 30328
Attention: William P. Rutkowski
Telephone No.: (404) 732-0816
Facsimile No.: (404) 732-0802
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for Wells Fargo Bank, National Association
Address:
6 Concourse Parkway
Suite 1450
Atlanta, Georgia 30328
Attention: William P. Rutkowski
Telephone No.: (404) 732-0816
Facsimile No.: (404) 732-0802
FIFTH THIRD BANK,
as a Conduit Purchaser
Address:
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attention: Andrew Jones
Telephone No.: (513) 534-0836
Facsimile No.: (513) 534-0319

Schedule IV-3

FIFTH THIRD BANK,
as a Related Committed Purchaser for Fifth Third Bank
Address:
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attention: Robert Finley
Telephone No.: (513) 534-4870
Facsimile No.: (513) 579-4270
FIFTH THIRD BANK,
as Purchaser Agent for Fifth Third Bank
Address:
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attention: Charissa Toole
Telephone No.: (513) 534-3799
Facsimile No.: (513) 534-0319
U.S. BANK NATIONAL ASSOCIATION,
as a Conduit Purchaser
Address:
425 Walnut Street
CN-OH-W14S
Cincinnati, Ohio 45202
Attention: Matthew Kasper
Telephone No.: (513) 632 - 4226
Facsimile No.: (513) 632 - 2030
U.S. BANK NATIONAL ASSOCIATION,
as a Related Committed Purchaser for U.S. Bank National Association
Address:
425 Walnut Street
CN-OH-W14S
Cincinnati, Ohio 45202
Attention: Matthew Kasper
Telephone No.: (513) 632 - 4226
Facsimile No.: (513) 632 - 2030

Schedule IV-4

U.S. BANK NATIONAL ASSOCIATION,
as Purchaser Agent for U.S. Bank National Association
Address:
425 Walnut Street
CN-OH-W14S
Cincinnati, Ohio 45202
Attention: Matthew Kasper
Telephone No.: (513) 632 - 4226
Facsimile No.: (513) 632 - 2030
THE PRIVATEBANK AND TRUST COMPANY,
as a Conduit Purchaser
Address:
3423 Piedmont Road
Suite 300
Atlanta, Georgia 30305
Attention: Mark H. Veach
Telephone No.: (404) 926 - 2428
Facsimile No.: (404) 926 - 2444
THE PRIVATEBANK AND TRUST COMPANY,
as a Related Committed Purchaser for The PrivateBank and Trust Company
Address:
3423 Piedmont Road
Suite 300
Atlanta, Georgia 30305
Attention: Mark H. Veach
Telephone No.: (404) 926 - 2428
Facsimile No.: (404) 926 - 2444
THE PRIVATEBANK AND TRUST COMPANY,
as Purchaser Agent for The PrivateBank and Trust Company
Address:
3423 Piedmont Road
Suite 300
Atlanta, Georgia 30305
Attention: Mark H. Veach
Telephone No.: (404) 926 - 2428
Facsimile No.: (404) 926 - 2444

Schedule IV-5

THE HUNTINGTON NATIONAL BANK,
as a Conduit Purchaser
Address:
41 S. High Street
Columbus, Ohio 43287
Attention: Jeff Blendick
Telephone No.: (614) 480-4639
Facsimile No.: (877) 274-8593
THE HUNTINGTON NATIONAL BANK,
as a Related Committed Purchaser for The Huntington National Bank
Address:
41 S. High Street
Columbus, Ohio 43287
Attention: Jeff Blendick
Telephone No.: (614) 480-4639
Facsimile No.: (877) 274-8593
THE HUNTINGTON NATIONAL BANK,
as Purchaser Agent for The Huntington National Bank
Address:
41 S. High Street
Columbus, Ohio 43287
Attention: Jeff Blendick
Telephone No.: (614) 480-4639
Facsimile No.: (877) 274-8593
HERNING ENTERPRISES, INC.,
as Originator solely in recognition of Section 6.17
Address:
225 West Station Square Drive
Suite 700
Pittsburgh, Pennsylvania 15219
Attention: Vice President and Treasurer
Telephone: (412) 454-4220
Facsimile: (412) 454-2595

Schedule IV-6

SCHEDULE VII
SCHEDULED COMMITMENT TERMINATION DATE
PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for Market Street Funding LLC
Scheduled Commitment Termination Date: September 6, 2013
FIFTH THIRD BANK,
as a Related Committed Purchaser for Fifth Third Bank
Scheduled Commitment Termination Date: September 6, 2013
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for Wells Fargo Bank, National Association
Scheduled Commitment Termination Date: September 6, 2013
U.S. BANK NATIONAL ASSOCIATION,
as a Related Committed Purchaser for U.S. Bank National Association
Scheduled Commitment Termination Date: September 6, 2013
THE PRIVATEBANK AND TRUST COMPANY,
as a Related Committed Purchaser for The PrivateBank and Trust Company
Scheduled Commitment Termination Date: September 6, 2013
THE HUNTINGTON NATIONAL BANK,
as a Related Committed Purchaser for The Huntington National Bank
Scheduled Commitment Termination Date: September 6, 2013

Schedule VII-1